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                                                      Registration No. 333-53688

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              --------------------

                 CHECK IF APPLICATION TO DETERMINE ELIGIBLITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                              --------------------

                                  ALLFIRST BANK
               (Exact name of trustee as specified in its charter)

Maryland                                               52-0312840
(State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or formation)

25 South Charles Street
Baltimore, Maryland                                                    21201
(Address of principal                                                (Zip code)
executive offices

                      Gregory K. Thoreson, General Counsel
                                  ALLFIRST Bank
                             25 South Charles Street
                            Baltimore, Maryland 21201
                                 (410) 244-3800
                  (Name, address and telephone number of agent
                             for service of process)

                                 CIT EC 2002-VT1
               (Exact name of obligor as specified in its charter)

         DELAWARE                                          N/A
(State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or formation)

c/o The Bank of New York
5 Penn Plaza, 16th Floor
New York, New York                                                     10001
(Address of principal                                                (Zip code)
executive offices)

         This application relates only to the Receivable-Backed Notes issued by the Obligor
                      (Title of the indenture securities)






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Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         Federal Reserve Bank of Richmond, Richmond, Virginia 23261. Maryland Bank Commission, Baltimore, Maryland 21202
         Federal Deposit Insurance Corporation, Washington, D.C. 20429.

         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

         (Because responses from the obligor and the underwriters have not yet been received, Item 2 is at the date hereof based upon incomplete information but is believed to be correct and may be considered to be complete unless modified by an amendment to this Form T-1).

Item 16. List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility.

Exhibit

1 A copy of the articles of incorporation, as amended, of the trustee as now in effect is incorporated herein by reference to Exhibit T1-1 to Form T-1 (Exhibit 25 to the Form 8-k filed August 17, 2001, NCT Funding Company, L.L.C., File Number 000-30501)

2 A copy of the certificate of authority of the trustee to commence business is incorporated herein by reference to Exhibit T1-2 to Form T-1 (Exhibit 26 to the Registration Statement on Form S-2, Registration No. 2-98697)

3 A copy of the authorization of the trustee to exercise corporate trust powers is incorporated herein by refer-







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                  ence to Exhibit T1-3 of Amendment No. 1 to Form T-1 (Exhibit
                  26 to the Registration Statement on Form S-3, Registration No. 33-18373)

4 A copy of the existing bylaws of the trustee is incorporated herein by reference to Exhibit T1-4 to Form T-1 (Exhibit 25 to the Form 8-K filed August 17, 2001, NCT Funding Company, L.L.C., File Number 000-30501)

5                 Not applicable

6 The consent of the trustee required by Section 321(b) of the Act

7 A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority

8                 Not applicable

9                 Not applicable






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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, ALLFIRST Bank, a corporation organized and existing under the laws of the State of Maryland, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Baltimore and State of Maryland, on March 26, 2002.

                                  ALLFIRST BANK

                                  By:  /s/ David L. Williams
                                       ---------------------
                                       David L. Williams
                                       Senior Vice President






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         Exhibit 6

                               Consent of Trustee

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the issuance by CIT EC 2002-VT1, we hereby consent that reports of examination by Federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                  ALLFIRST BANK

                                  By:  /s/ David L. Williams
                                       ---------------------
                                       David L. Williams
                                       Senior Vice President






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                                                                       Exhibit 7

Condensed Statement of Condition of ALLFIRST Bank, Baltimore, Maryland at the close of business on December 31, 2001

CONDENSED STATEMENT OF CONDITION
(Dollars in Millions)

ASSETS
Cash and balances due from
  depository institutions:
         Noninterest-bearing balances
           and currency and coin ..............................           1,283.6
         Interest-bearing balances ............................              21.5
Securities:
  Held-to-maturity securities .................................             -0-
  Trading Account Securities ..................................                .2
  Investment Securities Available-for-sale ....................           3,791.2
Federal funds sold and securities purchased
  under agreements to resell ..................................             922.7
Loans and lease financing receivables:
  Loans and leases held for sale ..............................              22.0
  Loans and leases, net of unearned income ....................  10,692.8
  LESS: Allowance for loan and lease losses ...................    (151.4)
  LESS: Allocated transfer risk reserve .......................       0
  Loans and leases, net of unearned income,
         allowance, and reserve ...............................          10,541.4
Premises and fixed assets (including
  capitalized leases) .........................................             229.4
Other real estate owned
Investments in unconsolidated subsidiaries
  and associated companies ....................................               0
Customers' liability to this bank
  on acceptances outstanding ..................................               3.3
Other assets ..................................................             880.30
         TOTAL ASSETS .........................................          17,695.5
                                                                         ========






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
LIABILITIES
Deposits ...............................................       $13,298.1
Federal funds purchased and securities
  sold under agreements to repurchase ..................         1,180.4
Other Short-term borrowings ............................           300.0
Acceptances outstanding ................................             3.3
Other liabilities and deferred taxes payable ...........         1,331.4
Long-term debt .........................................           389.4
         TOTAL LIABILITIES .............................       $16,502.6
                                                               ---------

EQUITY CAPITAL
Preferred stock-Other ..................................              .1
Stockholders' equity ...................................         1,192.7
         TOTAL LIABILITIES AND stockholders' equity ....       $17,695.5
                                                               =========